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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549


                                   _______________



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported):  JULY 31, 1998
                                                             -------------


                                    COCENSYS, INC.
                                    --------------
                  (Exact Name of Registrant as Specified in Charter)



DELAWARE                              0-20954                        33-0538836
--------                              -------                        ----------
(State or Other                     (Commission                   (IRS Employer
Jurisdiction of                      File Number)            Identification No.)
Incorporation)



201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                                  92618
----------------------------------------                                  -----
(Address of Principal Executive Office)                               (Zip Code)



         Registrant's telephone number, including area code: (949) 753-6100
                                                             --------------

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                            EXHIBIT INDEX BEGINS ON PAGE 2

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ITEM 5.   OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of a Press Release issued on behalf of the Registrant announcing that G.D. Searle & Co. has decided not to participate further in the development of Registrant's proprietary compounds for treatment of insomnia.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:

                                                                      Sequential
          Exhibit        Description                                  Page Start
          -------        -----------                                  ---------
          99.1      Press Release entitled "CoCensys and Searle End        3
                    Collaboration on Development of Insomnia Treatment" dated July 31, 1998


                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COCENSYS, INC.
                                   (Registrant)


Date:  August 3, 1998              By:  /s/ Peter E. Jansen
                                        --------------------------------------
                                        Peter E. Jansen, Vice President and
                                        Chief Financial Officer




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